UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 7, 2022

BMO 2022-C3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001942599)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

UBS AG

(Central Index Key number 0001685185)

Sabal Capital II, LLC

(Central Index Key number: 0001942310)

ReadyCap Commercial, LLC

(Central Index Key number: 0001527590)

Sutherland Asset I, LLC

(Central Index Key number: 0001527590)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-03	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 7, 2022 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2022 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2022-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C3 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $627,847,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS”), Regions Securities LLC (“Regions Securities”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, CGMI, UBS, Regions Securities and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 20, 2022 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, CGMI and UBS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 14, 2022, and by the Prospectus, dated September 20, 2022 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $83,595,184 were sold to BMO Capital, CGMI, UBS, Regions Securities, Bancroft and Drexel (together with BMO Capital, CGMI, UBS, Regions Securities and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 20, 2022, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2022-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 48 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “CREFI Mortgage Loan

Purchase Agreement”), between the Depositor and CREFI, (iii) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2022 (the “3650 REIT Mortgage Loan Purchase Agreement”), between the Depositor and 3650 REIT, (iv) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (v) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (vi) Sabal Capital II, LLC (“Sabal”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “Sabal Mortgage Loan Purchase Agreement”), between the Depositor, Sabal and Sabal Capital Holdings, LLC, (vii) ReadyCap Commercial, LLC (“ReadyCap Commercial”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “ReadyCap Commercial Mortgage Loan Purchase Agreement”), between the Depositor, ReadyCap Commercial and Sutherland Partners L.P. ( “ReadyCap Guarantor”), (viii) Sutherland Asset I, LLC (“Sutherland Asset I”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “Sutherland Asset I Mortgage Loan Purchase Agreement”), between the Depositor, Sutherland Asset I and the ReadyCap Guarantor, and (ix) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2022 (the “SMC Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the 3650 REIT Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement, the Sabal Mortgage Loan Purchase Agreement, the ReadyCap Commercial Mortgage Loan Purchase Agreement and the Sutherland Asset I Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Park West Village	4.7	4.2
Kingston Square Apartments	4.8
Yorkshire & Lexington Towers	4.9	4.3
Phoenix Industrial Portfolio IX	4.10
469 7th Avenue	4.11
Wells Fargo Center Tampa	4.12
Saks Fulfillment Center	4.13
La Habra Marketplace	4.14
Central States Industrial Portfolio	4.15
Icon One Daytona	4.16	4.4
Lakeshore Marketplace	4.17
Bell Works	4.18	4.5
111 River Street	4.19	4.6
Art Ovation Hotel	4.20
3455 Veterans Hwy	4.21	4.2
A&R Hospitality Portfolio	4.22	4.2

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from BMO, CREFI, 3650 REIT, LMF, UBS AG, Sabal, ReadyCap Commercial, Sutherland Asset I and SMC.  The net proceeds to the Depositor of the offering of the Public Certificates and the Private Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,715,443, were approximately $690,579,655.  Of the expenses paid by the Depositor, approximately $772,498 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and $4,742,944 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated September 20, 2022. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

BMO, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $15,260,762 as of the Closing Date, comprised of the Uncertificated VRR Interest retained by BMO (also referred to as the “Combined VRR Interest”). The Combined VRR Interest represents at least 2.1000% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the BMO Mortgage Loan Purchase Agreement, BMO received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that BMO transferred to the Depositor, the Combined VRR Interest in the form of the Uncertificated VRR Interest.

BMO, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 1 L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class F-RR, Class G-RR, Class J-RR and Class K-RR Certificates.

SCP Servicing, LLC will act as primary servicer with respect to all of the Mortgage Loans sold by Sabal to the Depositor pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2022, between Midland Loan Services, a Division of PNC Bank, National Association and SCP Servicing, LLC, an executed version of which is attached hereto as Exhibit 99.10.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2022-C17 PSA
Exhibit 4.3	CGCMT 2022-GC48 PSA
Exhibit 4.4	3650R 2021-PF1 PSA
Exhibit 4.5	BMARK 2022-B35 PSA
Exhibit 4.6	BMO 2022-C1 PSA
Exhibit 4.7	Park West Village Co-Lender Agreement
Exhibit 4.8	Kingston Square Apartments Co-Lender Agreement
Exhibit 4.9	Yorkshire & Lexington Towers Co-Lender Agreement
Exhibit 4.10	Phoenix Industrial Portfolio IX Co-Lender Agreement
Exhibit 4.11	469 7th Avenue Co-Lender Agreement
Exhibit 4.12	Wells Fargo Center Tampa Co-Lender Agreement
Exhibit 4.13	Saks Fulfillment Center Co-Lender Agreement
Exhibit 4.14	La Habra Marketplace Co-Lender Agreement
Exhibit 4.15	Central States Industrial Portfolio Co-Lender Agreement
Exhibit 4.16	Icon One Daytona Co-Lender Agreement
Exhibit 4.17	Lakeshore Marketplace Co-Lender Agreement
Exhibit 4.18	Bell Works Co-Lender Agreement
Exhibit 4.19	111 River Street Co-Lender Agreement
Exhibit 4.20	Art Ovation Hotel Co-Lender Agreement
Exhibit 4.21	3455 Veterans Hwy Co-Lender Agreement
Exhibit 4.22	A&R Hospitality Portfolio Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 7, 2022

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 7, 2022 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 7, 2022 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 20, 2022, which such certification is dated September 20, 2022
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.3	3650 REIT Mortgage Loan Purchase Agreement
Exhibit 99.4	LMF Mortgage Loan Purchase Agreement
Exhibit 99.5	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.6	Sabal Mortgage Loan Purchase Agreement
Exhibit 99.7	ReadyCap Commercial Mortgage Loan Purchase Agreement
Exhibit 99.8	Sutherland Asset I Mortgage Loan Purchase Agreement
Exhibit 99.9	SMC Mortgage Loan Purchase Agreement
Exhibit 99.10	Primary Servicing Agreement, dated as of October 1, 2022, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and SCP Servicing, LLC, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2022	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2022-C3 – Form 8-K (Closing)